Exhibit 99.2
Washington Federal, Inc.
Fact Sheet
September 30, 2021
($ in Thousands)

	As of 03/21		As of 06/21		As of 09/21
Allowance for Credit Losses (ACL) - Total	$199,153		$198,284		$198,800
ACL - Loans	172,653		170,784		171,300
ACL Unfunded Commitments	26,500		27,500		27,500
Total ACL as a % of Gross Loans	1.30%		1.26%		1.22%

	03/21 QTR	03/21 YTD	06/21 QTR	06/21 YTD	09/21 QTR	09/21 YTD
Loan Originations - Total	$1,975,519	$3,890,544	$2,102,537	$5,993,081	$2,191,652	$8,184,733
Multi-Family	151,888	273,949	158,253	432,202	389,224	821,426
Commercial Real Estate	104,400	259,375	149,504	408,879	264,238	673,117
Commercial & Industrial	736,508	1,226,447	763,795	1,990,242	519,270	2,509,512
Construction	569,238	1,216,677	458,427	1,675,104	503,156	2,178,260
Land - Acquisition & Development	16,331	39,161	41,015	80,176	44,695	124,871
Single-Family Residential	190,729	446,728	287,868	734,596	204,226	938,822
Construction - Custom	146,660	270,129	159,230	429,359	192,569	621,928
Land - Consumer Lot Loans	23,322	43,854	26,894	70,748	23,640	94,388
HELOC	26,116	55,547	33,433	88,980	42,008	130,988
Consumer	10,327	58,677	24,118	82,795	8,626	91,421

Purchased Loans (including acquisitions)	$73,208	$73,208	$339,215	$412,423	$75,724	$488,147

Net Loan Fee and Discount Accretion	$13,209	$23,595	$12,680	$36,275	$11,804	$48,079

Repayments
Loans	$1,547,572	$3,147,829	$1,962,389	$5,110,218	$1,686,825	$6,797,043
MBS	196,305	441,347	161,741	603,088	122,289	725,377

MBS Net Premium Amortization	$2,428	$5,925	$2,363	$8,288	$1,604	$9,892

Efficiency
Operating Expenses/Average Assets	1.70%	1.71%	1.72%	1.71%	1.75%	1.72%
Efficiency Ratio (%)	59.02%	59.79%	58.98%	59.51%	56.75%	58.77%
Amortization of Intangibles	$339	$820	$288	$1,108	$279	$1,387

EOP Numbers
Shares Issued and Outstanding	73,084,591		69,472,423		65,145,268

Share repurchase information
Remaining shares authorized for repurchase	11,769,687		8,150,808		3,817,118
Shares repurchased	2,824,588	2,857,544	3,618,879	6,476,423	4,333,690	10,810,113
Average share repurchase price	$31.53	$31.42	$32.69	$32.13	$32.44	$32.25

Washington Federal, Inc.
Fact Sheet
September 30, 2021
($ in Thousands)

Tangible Common Book Value	As of 03/21		As of 06/21		As of 09/21
$ Amount	$1,723,867		$1,618,442		$1,516,045
Per Share	23.59		23.30		23.27

# of Employees	2,100		2,072		2,082

Investments
Available-For-Sale:
Agency MBS	$764,629		$681,352		$606,827
Other	1,674,273		1,611,304		1,531,432
	$2,438,902		$2,292,656		$2,138,259
Held-To-Maturity:
Agency MBS	$494,089		$415,748		$366,025
	$494,089		$415,748		$366,025

	As of 03/31/21		As of 06/30/21		As of 09/30/21
Loans Receivable by Category	AMOUNT	%	AMOUNT	%	AMOUNT	%
Multi-Family	$2,008,192	13.2%	$2,026,995	12.8%	$2,291,477	14.1%
Commercial Real Estate	2,226,560	14.6	2,318,173	14.7	2,443,845	15.0
Commercial & Industrial	2,471,823	16.2	2,389,004	15.1	2,314,654	14.2
Construction	2,495,961	16.4	2,734,874	17.3	2,888,214	17.7
Land - Acquisition & Development	185,024	1.2	194,818	1.2	222,457	1.4
Single-Family Residential	4,828,535	31.6	5,000,938	31.7	4,951,627	30.4
Construction - Custom	678,469	4.4	725,992	4.6	783,221	4.8
Land - Consumer Lot Loans	123,351	0.8	139,024	0.9	149,956	0.9
HELOC	144,528	0.9	153,718	1.0	165,989	1.0
Consumer	103,145	0.7	106,380	0.7	87,892	0.5
	15,265,588	100%	15,789,916	100%	16,299,332	100%
Less:
Allowance	172,653		170,784		171,300
Loans in Process	1,982,225		2,089,837		2,232,836
Net Deferred Fees, Costs and Discounts	75,287		61,298		61,626
Sub-Total	2,230,165		2,321,919		2,465,762
	$13,035,423		$13,467,997		$13,833,570

Net Loan Portfolio by Category	AMOUNT	%	AMOUNT	%	AMOUNT	%
Multi-Family	$1,969,343	15.1%	$1,994,902	14.8%	$2,256,740	16.3%
Commercial Real Estate	2,184,243	16.8	2,280,098	16.9	2,405,895	17.4
Commercial & Industrial	2,404,792	18.4	2,327,997	17.3	2,257,970	16.3
Construction	902,468	6.9	1,037,911	7.7	1,091,642	7.9
Land - Acquisition & Development	139,809	1.1	154,495	1.1	178,969	1.3
Single-Family Residential	4,767,468	36.6	4,952,070	36.8	4,906,087	35.5
Construction - Custom	305,583	2.3	331,531	2.5	342,845	2.5
Land - Consumer Lot Loans	118,919	0.9	133,991	1.0	143,595	1.0
HELOC	142,840	1.1	152,122	1.1	164,550	1.2
Consumer	99,958	0.8	102,880	0.8	85,277	0.6
	$13,035,423	100%	$13,467,997	100%	$13,833,570	100%

Washington Federal, Inc.
Fact Sheet
September 30, 2021
($ in Thousands)

	As of 03/31/21			As of 06/30/21			As of 09/30/21
Deposits by State	AMOUNT	%	#	AMOUNT	%	#	AMOUNT	%	#
Washington	$6,381,399	43.1%	80	$6,609,207	43.4%	77	$6,742,208	43.4%	77
Idaho	1,012,507	6.8	24	1,021,745	6.7	24	1,067,834	6.9	22
Oregon	2,837,657	19.1	46	2,916,996	19.1	41	3,006,222	19.3	39
Utah	970,056	6.5	9	988,673	6.5	9	1,027,317	6.6	9
Nevada	496,213	3.3	11	504,804	3.3	11	522,988	3.4	11
Texas	299,309	2.0	6	363,841	2.4	6	330,907	2.1	6
Arizona	1,569,498	10.6	30	1,557,334	10.2	30	1,551,671	10.0	30
New Mexico	1,252,782	8.5	26	1,275,758	8.4	26	1,292,965	8.3	25
Total	$14,819,421	100%	232	$15,238,358	100%	224	$15,542,112	100%	219

Deposits by Type	AMOUNT	%		AMOUNT	%		AMOUNT	%
Non-Interest Checking	$2,655,195	17.9%		$2,819,361	18.5%		$3,122,397	20.1%
Interest Checking	3,353,239	22.6		3,434,023	22.5		3,544,269	22.8
Savings	976,064	6.6		1,007,708	6.6		1,039,336	6.7
Money Market	4,244,168	28.7		4,439,375	29.2		4,379,970	28.2
Time Deposits	3,590,755	24.2		3,537,891	23.2		3,456,140	22.2
Total	$14,819,421	100%		$15,238,358	100%		$15,542,112	100%

Deposits greater than $250,000 - EOP	$6,390,291			$6,916,241			$7,198,111

Time Deposit Repricing	Amount	Rate		Amount	Rate		Amount	Rate
Within 3 months	$917,060	0.49%		$971,558	0.35%		$1,018,230	0.33%
From 4 to 6 months	998,706	0.35%		1,049,168	0.34%		819,906	0.43%
From 7 to 9 months	530,216	0.44%		554,154	0.56%		266,274	0.75%
From 10 to 12 months	395,496	0.67%		251,317	0.79%		604,528	0.53%

Non-Performing Assets	AMOUNT	%		AMOUNT	%		AMOUNT	%
Non-Accrual Loans:
Multi-Family	$—	—%		$475	1.4%		$475	1.5%
Commercial Real Estate	9,226	23.1		8,729	25.6		8,038	25.3
Commercial & Industrial	832	2.1		291	0.9		365	1.1
Construction	1,423	3.5		1,158	3.3		505	1.6
Land - Acquisition & Development	2,340	5.9		2,340	6.9		2,340	7.4
Single-Family Residential	25,599	64.1		20,411	60.0		19,320	60.9
Construction - Custom	—	—		—	—		—	—
Land - Consumer Lot Loans	177	0.4		290	0.9		359	1.1
HELOC	306	0.8		304	0.9		287	0.9
Consumer	52	0.1		48	0.1		60	0.2
Total non-accrual loans	39,955	100%		34,046	100%		31,749	100%
Real Estate Owned	5,316			7,932			8,204
Other Property Owned	3,672			3,672			3,672
Total Non-Performing Assets	$48,943			$45,650			$43,625

Non-performing loans as % of total net loans	0.31%			0.25%			0.23%
Non-performing assets as % of total assets	0.25%			0.23%			0.22%

Washington Federal, Inc.
Fact Sheet
September 30, 2021
($ in Thousands)

	As of 03/31/21		As of 06/30/21		As of 09/30/21
	AMOUNT	%	AMOUNT	%	AMOUNT	%
Restructured loans:
Multi-Family	$267	0.3%	$245	0.3%	$223	0.3%
Commercial Real Estate	2,327	3.0	2,301	3.3	2,275	3.5
Commercial & Industrial	45	0.1	43	0.1	40	0.1
Construction	—	—	—	—	—	—
Land - Acquisition & Development	—	—	—	—	—	—
Single-Family Residential	72,512	92.6	64,546	92.1	60,011	92.1
Construction - Custom	—	—	—	—	—	—
Land - Consumer Lot Loans	2,630	3.3	2,452	3.5	2,292	3.5
HELOC	454	0.6	449	0.6	246	0.4
Consumer	47	0.1	44	0.1	41	0.1
Total restructured loans	$78,282	100%	$70,080	100%	$65,128	100%

Restructured loans were as follows:
Performing	$76,458	97.7%	$68,389	97.6%	$63,655	97.7%
Non-performing (a)	1,824	2.3	1,691	2.4	1,473	2.3
Total restructured loans	$78,282	100%	$70,080	100%	$65,128	100%
(a) Included in "Total non-accrual loans" above

	AMOUNT	CO % (b)	AMOUNT	CO % (b)	AMOUNT	CO % (b)
Net Charge-offs (Recoveries) by Category
Multi-Family	$—	—%	$—	—%	$—	—%
Commercial Real Estate	(1,457)	(0.26)	(485)	(0.08)	(58)	(0.01)
Commercial & Industrial	7	—	(2)	—	(18)	—
Construction	—	—	—	—	—	—
Land - Acquisition & Development	(410)	(0.89)	(9)	(0.02)	(166)	(0.30)
Single-Family Residential	(391)	(0.03)	(324)	(0.03)	(426)	(0.03)
Construction - Custom	—	—	—	—	—	—
Land - Consumer Lot Loans	(7)	(0.02)	(7)	(0.02)	(147)	(0.39)
HELOC	—	—	(51)	(0.13)	(1)	—
Consumer	(206)	(0.80)	(253)	(0.95)	(200)	(0.91)
Total net charge-offs (recoveries)	$(2,464)	(0.06)%	$(1,131)	(0.03)%	$(1,016)	(0.02)%
(b) Annualized Net Charge-offs (recoveries) divided by Gross Balance

FHLB Advances (Effective Maturity)	Amount	Rate	Amount	Rate	Amount	Rate
Within 1 year	$430,000	3.29%	$550,000	2.71%	$320,000	2.08%
1 to 3 years	520,000	2.21%	200,000	2.42%	500,000	2.15%
3 to 5 years	400,000	1.92%	400,000	1.94%	100,000	1.85%
More than 5 years	800,000	0.77%	800,000	0.79%	800,000	0.84%
Total	$2,150,000		$1,950,000		$1,720,000

Interest Rate Risk
NPV post 200 bps shock (c)		18.2%		15.6%		15.2%
Change in NII after 200 bps shock (c)		9.9%		9.2%		9.7%
(c) Assumes no balance sheet management actions taken

Washington Federal, Inc.
Fact Sheet
September 30, 2021
($ in Thousands)

Historical CPR Rates (d)
	WAFD	WAFD
Average for Quarter Ended:	SFR Mortgages	GSE MBS

9/30/2019	18.2%	16.9%
12/31/2019	22.0%	21.7%
3/31/2020	19.8%	19.7%
6/30/2020	28.1%	30.3%
9/30/2020	31.2%	42.8%
12/31/2020	35.9%	47.2%
3/31/2021	36.0%	44.1%
6/30/2021	31.8%	42.7%
9/30/2021	28.4%	38.3%

(d) The CPR Rate (conditional payment rate) is the rate that is equal to the proportion of the principal of a pool of loans that is paid off prematurely in each period.

Washington Federal, Inc.
Fact Sheet
September 30, 2021
Average Balance Sheet
($ in Thousands)

	Quarter Ended
	March 31, 2021			June 30, 2021			September 30, 2021
	Average		Average	Average		Average	Average		Average
	Balance	Interest	Rate	Balance	Interest	Rate	Balance	Interest	Rate
Assets
Loans receivable	$12,842,392	$132,756	4.19%	$13,330,611	$134,193	4.04%	$13,834,028	$137,039	3.93%
Mortgage-backed securities	1,359,631	6,696	2.00	1,179,767	5,488	1.87	1,042,205	5,293	2.01
Cash & investments	3,702,861	5,720	0.63	3,593,905	6,113	0.68	3,356,356	5,954	0.70
FHLB & FRB Stock	130,502	1,582	4.92	113,770	1,654	5.83	108,522	1,300	4.75
Total interest-earning assets	18,035,386	146,754	3.30%	18,218,053	147,448	3.25%	18,341,111	149,586	3.24%
Other assets	1,252,122			1,278,879			1,276,809
Total assets	$19,287,508			$19,496,932			$19,617,920

Liabilities and Shareholders' Equity
Interest-bearing customer accounts	11,816,399	10,729	0.37%	12,080,339	8,906	0.30%	12,332,558	8,568	0.28%
FHLB advances	2,412,778	11,991	2.02	1,993,956	9,937	2.00	1,862,174	9,062	1.93
Other borrowings	44	—	—	—	—	—	—	—	—
Total interest-bearing liabilities	14,229,221	22,720	0.65%	14,074,295	18,843	0.54%	14,194,732	17,630	0.49%
Noninterest-bearing customer accounts	2,579,497			2,890,917			2,990,110
Other liabilities	248,210			220,805			251,354
Total liabilities	17,056,928			17,186,017			17,436,196
Shareholders’ equity	2,230,580			2,310,915			2,181,724
Total liabilities and shareholders' equity	$19,287,508			$19,496,932			$19,617,920

Net interest income/interest rate spread		$124,034	2.65%		$128,605	2.71%		$131,956	2.74%

Net interest margin (1)			2.75%			2.82%			2.88%

(1) Annualized net interest income divided by average interest-earning assets

Washington Federal, Inc.
Fact Sheet
September 30, 2021
Delinquency Summary
($ in Thousands)

			AMOUNT OF LOANS	# OF LOANS				% based		% based
TYPE OF LOANS	#LOANS	AVG Size	NET OF LIP & CHG-OFFs	30	60	90	Total	on #	$ Delinquent	on $

September 30, 2021
Multi-Family	1,137	2,000	$2,273,689	—	—	1	1	0.09%	$475	0.02%
Commercial Real Estate	1,028	2,363	2,429,332	2	2	2	6	0.58	1,318	0.05
Commercial & Industrial	4,684	492	2,303,927	—	1	8	9	0.19	322	0.01
Construction	667	1,675	1,117,227	—	—	1	1	0.15	41	—
Land - Acquisition & Development	110	1,749	192,416	—	—	1	1	0.91	2,340	1.22
Single-Family Residential	19,003	260	4,937,064	25	12	87	124	0.65	21,315	0.43
Construction - Custom	1,239	281	347,752	—	—	—	—	—	—	—
Land - Consumer Lot Loans	1,328	112	148,534	2	3	3	8	0.60	582	0.39
HELOC	3,345	50	166,940	2	—	7	9	0.27	313	0.19
Consumer	2,408	37	87,989	14	3	16	33	1.37	262	0.30
	34,949	401	$14,004,870	45	21	126	192	0.55%	$26,968	0.19%
June 30, 2021
Multi-Family	1,123	1,792	$2,012,570	—	—	1	1	0.09%	$475	0.02%
Commercial Real Estate	1,026	2,246	2,303,983	—	—	2	2	0.19	830	0.04
Commercial & Industrial	6,463	367	2,373,535	3	—	5	8	0.12	245	0.01
Construction	632	1,682	1,062,733	—	—	1	1	0.16	741	0.07
Land - Acquisition & Development	113	1,470	166,099	—	—	1	1	0.88	2,341	1.41
Single-Family Residential	19,221	259	4,986,260	23	10	86	119	0.62	21,039	0.42
Construction - Custom	1,215	276	335,053	—	—	—	—	—	—	—
Land - Consumer Lot Loans	1,284	107	137,702	1	1	4	6	0.47	365	0.27
HELOC	3,278	47	154,336	5	1	7	13	0.40	422	0.27
Consumer	2,506	43	106,510	10	7	11	28	1.12	315	0.30
	36,861	370	$13,638,781	42	19	118	179	0.49%	$26,773	0.20%
March 31, 2021
Multi-Family	1,127	1,763	$1,987,120	—	1	—	1	0.09%	$475	0.02%
Commercial Real Estate	1,013	2,183	2,211,065	1	1	5	7	0.69	4,968	0.22
Commercial & Industrial	7,589	323	2,452,585	12	2	4	18	0.24	1,962	0.08
Construction	536	1,726	925,017	—	—	1	1	0.19	1,153	0.12
Land - Acquisition & Development	112	1,342	150,311	—	—	1	1	0.89	2,340	1.56
Single-Family Residential	19,941	241	4,802,575	30	9	104	143	0.72	26,208	0.55
Construction - Custom	1,152	268	308,831	—	—	—	—	—	—	—
Land - Consumer Lot Loans	1,216	101	122,211	1	1	2	4	0.33	353	0.29
HELOC	3,218	45	145,066	3	—	10	13	0.40	399	0.28
Consumer	2,607	40	103,294	8	1	17	26	1.00	315	0.30
	38,511	343	$13,208,075	55	15	144	214	0.56%	$38,173	0.29%